UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 23, 2019
Gates Industrial Corporation plc
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	98-1395184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1144 Fifteenth Street, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
(303) 744-1911
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	GTES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 23, 2019, Gates Industrial Corporation plc (the “Company”) held its 2019 annual general meeting of shareholders (the “AGM”).   Matters voted on at the AGM and the results thereof were as follows.

Resolution 1: To elect eight director nominees:

Nominee	For	Against	Abstain	Broker Non-Votes
David L. Calhoun	269,932,345	12,314,711	132,160	1,525,341
James W. Ireland, III	282,054,535	192,521	132,160	1,525,341
Ivo Jurek	275,033,275	7,213,781	132,160	1,525,341
Julia C. Kahr	269,936,306	12,311,250	131,660	1,525,341
Terry Klebe	282,057,131	189,421	132,664	1,525,341
Stephanie K. Mains	282,128,994	118,562	131,660	1,525,341
John Plant	261,097,481	21,149,575	132,160	1,525,341
Neil P. Simpkins	269,932,365	12,314,691	132,160	1,525,341

Resolution 2: To approve, on an advisory basis, named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
281,805,904	434,392	138,920	1,525,341

Resolution 3: To approve, on an advisory basis, the frequency of future advisory votes to approve named executive officer compensation:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
282,234,481	2,005	6,180	136,550	1,525,341

In light of the voting results on this resolution, the Company has determined it will hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on such frequency.

Resolution 4: To approve, on an advisory basis, the Company’s directors’ remuneration report (the “Directors’ Remuneration Report”) (excluding the Company’s directors’ remuneration policy (the “Directors’ Remuneration Policy”)) in accordance with the requirements of the United Kingdom (the “U.K.”) Companies Act 2006 (the “Companies Act”):

For	Against	Abstain	Broker Non-Votes
281,813,288	419,698	146,230	1,525,341

Resolution 5: To approve the Directors’ Remuneration Policy in accordance with the requirements of the Companies Act:

For	Against	Abstain	Broker Non-Votes
273,918,265	8,314,901	146,050	1,525,341

Resolution 6: To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending December 28, 2019:

For	Against	Abstain	Broker Non-Votes
283,499,466	274,265	130,826	0

Resolution 7: To re-appoint Deloitte LLP as the Company’s U.K. statutory auditor under the Companies Act (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company’s shareholders):

For	Against	Abstain	Broker Non-Votes
283,703,988	69,743	130,826	0

Resolution 8: To authorize the Audit Committee of the board of directors of the Company (the “Board of Directors”) to determine the remuneration of Deloitte LLP in its capacity as the Company’s U.K. statutory auditor:

For	Against	Abstain	Broker Non-Votes
283,484,003	289,787	130,767	0

Resolution 9: To authorize the Board of Directors, in accordance with section 551 of the Companies Act, to exercise all the powers of the Company to allot deferred shares in the Company (the “Deferred Shares”) up to an aggregate nominal amount equal to the amount standing to the credit of the Company’s merger reserve:

For	Against	Abstain	Broker Non-Votes
283,733,538	25,031	133,688	12,300

Resolution 10: To authorize, conditional on resolution 9 above being passed, the Board of Directors to capitalize a sum not exceeding the amount standing to the credit of the Company’s merger reserve, and to apply such sum in paying up in full the Deferred Shares and to allot such number of Deferred Shares as shall have an aggregate nominal value equal to such amount:

For	Against	Abstain	Broker Non-Votes
283,733,136	25,357	133,763	12,301

Resolution 11: To approve the reduction of the share capital of the Company by the cancelling and extinguishing of all of the Deferred Shares:

For	Against	Abstain	Broker Non-Votes
283,880,684	7,967	3,605	12,301

Resolution 12: To approve, for the purpose of creating distributable reserves, the cancellation of the balance standing to the credit of the Company’s share premium account:

For	Against	Abstain	Broker Non-Votes
283,497,326	262,765	132,165	12,301

Resolution 13: To approve an amendment to the Company’s Articles of Association to allow for general meetings to be held virtually:

For	Against	Abstain	Broker Non-Votes
258,856,487	24,895,307	140,459	12,304

Resolution 14: To authorize the Company and its subsidiaries, in accordance with sections 366 and 367 of the Companies Act, to make political donations and expenditures:

For	Against	Abstain	Broker Non-Votes
283,414,449	341,611	148,497	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC
Date: May 24, 2019	By:	/s/ Jamey S. Seely
		Name:	Jamey S. Seely
		Title:	Executive Vice President, General Counsel and Corporate Secretary